Exhibit 10.3

STOCK PURCHASE AGREEMENT

This Agreement (“Agreement”) made as of this 31st day of Dec 2012, by and between Fareeha Ahmad (Seller) and Legendary Ventures Inc. (Buyer) as to the facts set forth below:

WITNESSETH:

WHEREAS, Seller agrees to deliver all the Common Shares of Encon Pest Control Inc. (the “Company”) and

WHEREAS, Buyer desires to have all the Common Shares of the Company, pursuant to this Agreement.

NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration and adequacy and receipt of which is hereby acknowledged.

IT IS AGREED, as follows:

1.	Seller agrees to Sell, and Buyer agrees to purchase from Seller, all the Common Shares at the total purchase price of Forty Six Thousand, Four Hundred Dollars ($46,400).

Payment shall be in U.S. Dollars and payable to the Seller on Oct 30, 2014 it is in default and the stock purchase agreement would be unwound unless other terms are negotiated.

2.	Seller agrees to deliver certificates for said shares to the Escrow Agent along with signed stock powers with Medallion Guarantees prior to Closing. Confirmation of the validity of such shares will be confirmed by the Transfer Agent. Seller agrees to submit the resignations of all Board members and appoint Zahoor Ahmad as sole Officer and Director.

3.	REPRESENTATIONS AND WARRANTIES: The undersigned Buyer hereby represents and warrants to Seller:

a.	The undersigned Buyer understands that the Stock is restricted stock, which has not been registered with the Securities and Exchange Commission, any state securities agency or any foreign securities agency, and further, the Stock has not been approved or disapproved by the Securities and Exchange Commission, any state securities agency or any foreign securities agency.

b.	The undersigned Buyer is acquiring the Stock solely for investment for his or her own account and not with a view to, or for, resale in connection with any distribution within the meaning of any federal securities act, state securities act or any other applicable federal or state laws;

c.	The undersigned Buyer understands the speculative nature and risks of investments associated with the Stock, and confirms that the Stock would be suitable and consistent with his or her investment program; that his or her financial position enables him or her to bear the risks of this investment; and, that there is no public market for the stock subscribed for herein;

d.	The Stock subscribed for herein may not be transferred, encumbered, sold, hypothecated, or otherwise disposed of, if such disposition will violate any federal and/or state securities acts. Disposition shall include, but it is not limited to acts of selling, assigning, transferring, pledging, encumbering, hypothecating, giving, and any form of conveying whether voluntary or not;

e.	To the extent that any federal and/or state securities laws shall require, the Buyer hereby agrees that the Stock acquired pursuant to this Agreement shall be without preference as to assets;

f.	The Buyer is aware that the Company is under no obligation to register or seek an exemption under any federal securities act, state securities act, or any foreign securities act for the Stock of the Company or to cause or permit such stock to be transferred in the absence of any such registration or exemption;

g.	The Buyer has adequate means of providing for his current needs and personal contingencies and has no need to sell the shares in the foreseeable future (that is at the time of the investment, Buyer can afford to hold the investment for an indefinite period of time):

h.	The Buyer has sufficient knowledge and experience in financial matters to evaluate the merits and risks of this investment and further, the Buyer is capable of reading and interpreting financial statements; and

i.	The Buyer is not a member of, or an associate or affiliate of a member of FINRA.

j.	Buyer, and his agents, attorneys, and advisors, have conducted their own due diligence on the Company, its past history, and its current state. They have inspected SEC filings the corporate minutes, and the charter documents. Buyer is buying the shares “as is”, with no representations made by the Seller as to the affairs or viability of the company, or as to assets, liabilities, or outstanding securities of the Company, and Buyer, on behalf of him selves and his successors in interest, (if any), hereby acknowledges and agrees by his execution of this Agreement that the Seller is making no representations in this regard.

4.	This Agreement represents the entire understanding between the Parties and supersedes all prior written or oral agreements, if any.

5.	This Agreement may not be modified or changed unless in writing signed by the Parties.

6.	The headings in this Agreement are for convenience and shall not be used to interpret any of the provisions of this Agreement.

7.	No waiver of any provision of this Agreement shall be effective and binding unless signed in writing by the Party charged with such waiver.

8.	This Agreement shall be constructed and enforced under the pursuant to the laws of the State of Nevada.

9.	This Agreement shall be binding upon the Parties and their Successors.

IN WITNESS WHEREOF, the Parties hereto have executed this Agreement as of the date first above written.

SELLER:	BUYER:

/s/ Fareeha Ahmad	/s/ Zahoor Ahmad
By: Fareeha Ahmad	By: Zahoor Ahmad
Director Encon Pest Control Inc.	Director Legendary Ventures Inc.